Exhibit 99.1
Leading Independent Proxy Advisory Firms ISS and Glass Lewis Recommend that Shareholders Vote “FOR” the Pending Merger between OBDC and OBDE
NEW YORK – January 3, 2025 – Blue Owl Capital Corporation (NYSE: OBDC) and Blue Owl Capital Corporation III (NYSE: OBDE) today announced that leading independent proxy advisory firms, Institutional Shareholder Services ("ISS") and Glass Lewis & Co. ("Glass Lewis"), have recommended that OBDE shareholders vote “FOR” the pending merger between OBDC and OBDE, and that OBDC shareholders vote “FOR” both proposals associated with the merger at upcoming special meetings on January 8, 2025.
In its report dated January 2, 2025, ISS stated, “The strategic rationale for the merger appears sound. Specifically, the combined company will have increased scale that may improve trading dynamics and long-term expense savings from operating synergies.” In its report dated December 24, 2024, Glass Lewis said, “Given their largely similar investment mandates, portfolio strategies, and risk-return profiles, we believe a merger of these two BDCs should be relatively straightforward to execute.”
Craig W. Packer, Chief Executive Officer of OBDC and OBDE said, “We are pleased that ISS and Glass Lewis support our Boards’ unanimous recommendation that shareholders vote “FOR” the pending merger. The merger is expected to significantly enhance OBDC’s scale and diversification, which will result in the second largest publicly traded BDC by total assets.”
With the special meetings approaching on January 8, 2025, OBDC and OBDE would like to remind shareholders that their vote is very important regardless of the number of shares they own and urge all shareholders to vote by one of the methods described in the proxy statement before 11:59 p.m. Eastern Time on January 7, 2025.
Additional information on the proposed merger, including links to the joint prospectus and proxy statement, can be found at www.proxyvote.com. Shareholders who have questions about the joint prospectus and proxy statement or about voting their shares should contact the companies’ proxy solicitor, Broadridge, at 1-866-584-0652 for OBDC shareholders and 1-877-495-1274 for OBDE shareholders.

About Blue Owl Capital Corporation
Blue Owl Capital Corporation (NYSE: OBDC) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2024, OBDC had investments in 219 portfolio companies with an aggregate fair value of $13.4 billion. OBDC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OBDC is externally managed by Blue Owl Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. ("Blue Owl") (NYSE: OWL) and part of Blue Owl’s Credit platform.
About Blue Owl Capital Corporation III
Blue Owl Capital Corporation III (NYSE: OBDE) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2024, OBDE had investments in 185 portfolio companies with an aggregate fair value of $4.2 billion. OBDE has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. OBDE is externally managed by Blue Owl Diversified Credit Advisors LLC, an SEC-registered investment adviser that is an indirect affiliate of Blue Owl Capital Inc. ("Blue Owl") (NYSE: OWL) and part of Blue Owl’s Credit platform.
Forward-Looking Statements
Some of the statements in this press release constitute forward-looking statements because they relate to future events, future performance or financial condition of OBDC or OBDE or the two-step merger (collectively, the “Mergers”) of OBDE with and into OBDC. The forward-looking statements may include statements as to: future operating results of OBDC and OBDE and distribution projections; business prospects of OBDC and OBDE and the prospects of their portfolio companies; and the impact of the investments that OBDC and OBDE expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Mergers; (iv) the percentage of OBDC and OBDE shareholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; (xi) future changes in law or regulations; (xii) conditions to OBDC’s and OBDE’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) an economic downturn, elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, and the risk of recession or a shutdown of government services could impact business prospects of OBDC and OBDE and their portfolio companies or following the closing of the Mergers, the combined company; (xiv) the ability of Blue Owl Credit Advisors LLC to locate suitable investments for the combined company and to monitor and administer its investments; (xv) the ability of Blue Owl Credit Advisors LLC to attract and retain highly talented professionals; and (xvi) other considerations that may be disclosed from time to time in OBDC’s and OBDE’s publicly disseminated documents and filings with the Securities and Exchange Commission (“SEC”). OBDC and OBDE have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OBDC and OBDE undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OBDC and OBDE in the future may file with the SEC, including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Additional Information and Where to Find It
In connection with the Mergers, OBDC and OBDE have filed with the SEC and mailed to their respective shareholders a joint proxy statement/prospectus (the "Joint Proxy Statement") and OBDC has filed with the SEC a registration statement on Form N-14 (the "Registration Statement") that includes the Joint Proxy Statement and a prospectus of OBDC. The Joint Proxy Statement and the Registration Statement contain important information about OBDC, OBDE, the Mergers and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF OBDC AND OBDE ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OBDC, OBDE, THE MERGERS AND RELATED MATTERS. Investors and

security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC's website, http://www.sec.gov and for documents filed by OBDC, from OBDC's website at https://www.blueowlcapitalcorporation.com and for documents filed by OBDE, from OBDE's website at https://www.blueowlcapitalcorporationiii.com.
Participants in the Solicitation
OBDC, its directors, certain of its executive officers and certain employees and officers of Blue Owl Credit Advisors LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDC is set forth in its proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024. OBDE, its directors, certain of its executive officers and certain employees and officers of Blue Owl Diversified Credit Advisors LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDE is set forth in its proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OBDC and OBDE shareholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.
Investor Contact:
BDC Investor Relations
Michael Mosticchio
michael.mosticchio@blueowl.com
Media Contact:
Prosek Partners
Josh Clarkson
pro-blueowl@prosek.com